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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 24, 2000

                            Switchboard Incorporated

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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       000-28871                   04-3321134
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                                115 Flanders Road
                          Westboro, Massachusetts 01581

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               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 898-1122

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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable

                                -----------------

          (Former Name or Former Address, if Changed Since Last Report)
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            SPECIAL NOTE REGARDING CERTAIN STATEMENTS AND REFERENCES

        This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Switchboard Incorporated, a Delaware corporation (the "Registrant"), on certain issues, including the Registrant's use of the assets and businesses acquired by it in the Acquisition (as defined in this Current Report on Form 8-K). Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include the ability of the Registrant to successfully integrate the businesses of Envenue, Inc., a Delaware corporation ("Envenue"), with its businesses, the volatility of the Registrant's quarterly results, the impact of financial charges related to the business combination of Envenue and the Registrant, the intense competition the Registrant faces, and the other risks described in the Registrant's Registration Statement on Form S-1 (Commission File No. 333-90013), as amended (the "Registration Statement"), and in the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2000, on file with the Securities and Exchange Commission, which factors are incorporated herein by reference.

        References in this Current Report on Form 8-K and the exhibits hereto to www.switchboard.com, switchboard.com, CBS Switchboard.com, any variations of the foregoing, or any other uniform resource locator, or URL, are inactive textual references only. The information on the Registrant's Website and any other URL is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part of this document.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On November 24, 2000, the Registrant completed its acquisition (the "Acquisition") of Envenue, Inc., a Delaware corporation ("Envenue"), pursuant to a Stock Purchase Agreement dated as of November 24, 2000 (the "Purchase Agreement") among the Registrant, Envenue and the stockholders of Envenue (the "Stockholders").

        The purchase price for the Acquisition was as follows: (i) $2,000,000 in cash to be paid pro rata to the Stockholders on or before May 24, 2002, and (ii) up to $2,000,000 in cash to be paid pro rata to the Stockholders on or before July 8, 2002 in the event that Envenue achieves certain performance targets. The Registrant intends to fund the purchase price for the Acquisition from its available cash balances.

        The terms of the Purchase Agreement and the Acquisition were determined on the basis of "arm's-length" negotiations among the parties. The board of directors of the Registrant and the board of directors and the stockholders of Envenue approved the Purchase Agreement and the Acquisition. Prior to the execution of the Purchase Agreement, none of the Registrant, its affiliates, officers or directors or any associate of any such officer or director, had any material relationship with Envenue or the Stockholders.
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        Prior to the Acquisition, Envenue was a provider of advanced product searching technologies designed to drive leads to traditional retailers. The Registrant currently intends to continue to use the tangible assets of Envenue constituting plant, equipment or other physical property and its intellectual property substantially in the same manner in which they were used by Envenue immediately prior to the Acquisition.

        The foregoing discussion of the Purchase Agreement does not purport to be complete and is qualified by reference to the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        As part of the Acquisition, all of Envenue's employees became employees of the Registrant. In order to provide these individuals with appropriate stock-based compensation for services as the Registrant's employees, the Registrant adopted a new nonstatutory stock option plan and issued thereunder options to purchase an aggregate of 446,000 shares of the Registrant's common stock to these individuals.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Businesses Acquired.

        The Registrant has not included the financial statements of the business acquired, as described in Item 2 of this Current Report on Form 8-K, and will file such financial statements not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

        (b)  Pro Forma Financial Information.

        The Registrant has not included the pro forma financial information for the transactions described in Item 2 of this Current Report on Form 8-K, and will file such pro forma financial information not later than 60 days after this Current Report on Form 8-K is due by an amendment hereto.

        (c)  Exhibits.

        The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index, except for documents identified by footnotes, are being filed as exhibits herewith. Documents identified by footnotes, if any, are not being filed herewith and, pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), reference is made to such documents as previously filed as exhibits filed with the Securities and Exchange Commission. The Registrant's file number under the Exchange Act is 000-28871.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SWITCHBOARD INCORPORATED

Date: December 4, 2000           By: /s/ John P. Jewett
                                     ---------------------------------
                                     John P. Jewett
                                     Vice President, Finance and
                                     Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.                               Description

2.1* Stock Purchase Agreement dated as of November 24, 2000 among the Registrant, Envenue, Inc. and the Stockholders of Envenue, Inc.

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*  The exhibits and schedules to this agreement were omitted by the Registrant.
   The Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.